                                                                   EXHIBIT 10.17

                               BUSINESS@WEB, INC.

                                  Amendment to
                         Series B Convertible Preferred
                            Stock Purchase Agreement


     Agreement of Amendment dated as of March 6, 1996 by and between Business@Web, Inc., a Delaware corporation (the "Company") and Hewlett-Packard Company, a California corporation (the "Purchaser").

     WHEREAS, the Company and the Purchaser are parties to a certain Series B Convertible Preferred Stock Purchase Agreement dated as of February 27, 1996 (the "Purchase Agreement"), pursuant to which the Company has agreed to issue and sell to the Purchaser, and the Purchaser has agreed to purchase from the Company, at a price of $5.54 per share, 180,506 shares of the Company's Series B Convertible Preferred Stock; and

     WHEREAS, the Purchase Agreement provides, in pertinent part, that, in the event the Company proposes to enter into agreements with the Cowen Investors (as such term is defined in the Purchase Agreement) on terms more favorable to the Cowen Investors than the terms afforded to the Purchaser in the Purchase Agreement, the Company and the Purchaser will, at the election of the Purchaser, enter into an amendment of the Purchase Agreement to incorporate therein the Cowen Terms (as such term is defined in the Purchase Agreement); and

     WHEREAS, the Company has notified the Purchaser of the Cowen Terms (which Cowen Terms include a purchase price of $5.54 per share) and the Purchaser has elected to have such terms included, by amendment, in the Purchase Agreement for the benefit of the Purchaser;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree that the Purchase Agreement be, and hereby is, amended, by deleting therefrom, in its entirety,
Article II thereof, and substituting in place thereof the following new Article
II:



                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchaser that, except as set forth in the Disclosure Schedule attached hereto as Schedule II:
                                                    -----------

     Section 2.01  Organization, Qualification and Corporate Power.
                   -----------------------------------------------

           (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business in all jurisdictions in which the nature of the business transacted by the Company or the character of the properties owned or leased by the Company requires that the Company qualify to do business as a foreign corporation, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of the Company. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Agreement and the Registration Rights Agreement (as such term is hereinafter defined) and the Marketing Agreement (as such term is hereinafter defined), and to issue, sell and deliver the Preferred Shares and to issue and deliver the shares of Common Stock, $.001 par value, of the Company ("Common Stock") issuable upon conversion of the Preferred Shares (the "Conversion Shares").

           (b) The Company has no subsidiaries. The Company does not own of record or beneficially, directly or indirectly, (i) any shares of capital stock or securities convertible into capital stock of any other corporation or (ii) any participating interest in any partnership, joint venture or other non-corporate business enterprise and does not control, directly or indirectly, any other entity.

     Section 2.02  Authorization of Agreements, etc.
                   --------------------------------

           (a) The execution and delivery by the Company of this Agreement and the Registration Rights Agreement and the Marketing Agreement, the performance by the Company of its obligations hereunder and thereunder, the issuance, sale and delivery of the Preferred Shares and the issuance and delivery of the Conversion Shares have been duly authorized by all requisite corporate action and will not violate any provision of any law applicable to the Company, any order of any court or other agency of government applicable to the Company, the Restated Certificate of Incorporation of the Company (the "Charter"), or the By-laws of the Company, as amended, or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

           (b) The Preferred Shares have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Series B Convertible Preferred Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances. The Conversion Shares have been duly reserved for issuance upon conversion of the Preferred Shares and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances. Neither the issuance, sale or delivery of the Preferred Shares nor the issuance or delivery of the Conversion Shares is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person.

     Section 2.03  Validity.  This Agreement has been duly executed and
                   --------
delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application from time to time in effect affecting creditors' rights and the exercise of judicial discretion in accordance with general equitable principles. The Registration Rights Agreement and the Marketing Agreement when executed and delivered in accordance with this Agreement, will constitute the legal, valid and binding obligation of the Company and of the other parties thereto, enforceable in accordance with its terms, subject to laws of general application from time to time in effect affecting creditors' rights and the exercise of judicial discretion in accordance with general equitable principles.

     Section 2.04  Authorized Capital Stock.  The authorized capital stock of
                   ------------------------
the Company will, immediately prior to the Closing, consist of (i) 3,000,000 shares of Preferred Stock, $1.00 par value (the "Preferred Stock"), of which 1,431,412 shares have been designated Series B Convertible Preferred Stock, and 1,568,588 shares remain undesignated and (ii) 30,000,000 shares of Common Stock. Immediately prior to the Closing, 16,204,545 shares of Common Stock will be validly issued and outstanding, and no other shares of Common Stock or Preferred Stock will be outstanding. All shares of the series of Preferred Stock designated Series A Convertible Preferred Stock which had been issued prior to the date hereof have been surrendered for conversion into Common Stock and retired, and the series of Preferred Stock designated Series A Convertible Preferred Stock has been cancelled and eliminated from the shares which the Company is authorized to issue. The stockholders of record and holders of subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire from the Company any equity securities of the Company, and the number of shares of Common Stock or Preferred Stock and the number of such subscriptions, warrants, options, convertible securities, and other such rights held by each, are as set forth in the attached Schedule 2. The designations, powers, preferences, rights,
             ----------
qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Charter, a copy of which is attached as Exhibit A. Except as set forth in the attached
                             ---------
Schedule 2, (i) no person owns of record or is known to the Company to own
- ----------
beneficially any share of Common Stock or Preferred Stock, (ii) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire from the Company any equity securities of the Company is authorized or outstanding and (iii) there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as provided for in the Charter or as set forth in the attached Schedule 2, the Company has no
                                               ----------
obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof.

       Section 2.05  Financial Statements; Corporate Minutes.  The Company has
       ------------  ---------------------------------------
furnished to the Purchaser the unaudited balance sheet of the Company as of December 31, 1995 and the related statement of operations, shareholders' equity and cash flows for the fiscal year then ended (the "Financial Statements"). The Financial Statements (a) are complete and correct in all material respects, (b) are in accordance with the Company's books and records, (c) present fairly the Company's financial position for the period and as of the date indicated and (d) have been prepared in conformity with generally accepted accounting principles consistently applied, subject to (i) adjustments which will not, in the aggregate, be material and (ii) the absence of footnotes. The Company has furnished to the Purchaser copies of the minutes of meetings and written consents in lieu of meetings of the Company's shareholders and Board of Directors from the date of the Company's incorporation through the date of this Agreement (the "Corporate Minutes"). The Corporate Minutes accurately reflect all actions taken by the Company's shareholders and Board of Directors.

     Section 2.06  Certain Events.  Except as set forth in this Agreement and
                   --------------
the Schedules hereto, and the documents referred to therein, the Company has not, since the date of the Financial Statements, (i) issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into, in each case in the ordinary course of business, (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities incurred in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any shares of its capital stock or other security, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or cancelled any debt or claim, (vii) sold, assigned, transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, (viii) suffered any loss of property or waived any right of substantial value whether or not in the ordinary course of business, (ix) made any change in officer compensation except in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of business or operations of the Company, (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby or (xii) entered into any commitment (contingent or otherwise) to do any of the foregoing.

     Section 2.07  Litigation, Compliance with Law.  There is no (i) action,
                   -------------------------------
suit, claim, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against or affecting the Company, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Company pend-ing under collective bargaining agreements or otherwise, or (iii) governmental inquiry pending or, to the best of the Company's knowledge, threatened against or affecting the Company (including without limitation any inquiry as to the qualification of the Company to hold or receive any governmental license or permit), and, to the best of the Company's knowledge, there is no basis for any of the foregoing. The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Company pending or threatened against others. To the best of the Company's knowledge, the Company has complied in all material respects with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, and the Company has all necessary governmental permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted. There is no existing law, rule, regulation or order, and the Company is not aware of any proposed law, rule, regulation or order, whether federal or state, which would prohibit or restrict the Company from, or otherwise materially adversely affect the Company in conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business.

     Section 2.08  Proprietary Information of Third Parties.  To the best of the
                   -----------------------------------------
Company's knowledge, no third party has claimed or has reason to claim that any person employed by the Company has (a) violated or may be violating any of the terms or conditions of his employment, non-competition or nondisclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company which suggests that such a claim might be contemplated. To the best of the Company's knowledge, no person employed by the Company has utilized or proposes to utilize any trade secret or any information or documentation proprietary to any third party, and to the best of the Company's knowledge, no person employed by the Company has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Company, and the Company has no reason to believe there will be any such utilization or violation.

     Section 2.09  Title to Properties.  The Company has good and marketable
                   -------------------
title to its properties and assets reflected in the Financial Statements and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances, except for liens for current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company and its subsidiaries.

     Section 2.10  Leasehold Interests.  Each lease or agreement to which the
                   -------------------
Company is a party under which it is a lessee of any property, real or personal, is a valid and subsisting agreement without any default of the Company thereunder and, to the best of the Company's knowledge, without any default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company under any such lease or agreement or, to the best of the Company's knowledge, by any other party thereto. The Company's possession of such property has not been disturbed and, to the best of the Company's knowledge, no claim has been asserted against the Company adverse to its rights in such leasehold interests.

     Section 2.11  Taxes.  The Company has filed all tax returns, federal,
                   -----
state, county and local, required to be filed by it, and the Company has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, including without limitation all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. The Company has established adequate reserves for all taxes accrued but not yet payable. The federal income tax returns of the Company have never been audited by the Internal Revenue Service. No deficiency assessment with respect to or proposed adjustment of the Company's Federal, state, county or local taxes is pending or, to the best of the Company's knowledge, threatened. There is no tax lien, whether imposed by any federal, state, county or local-taxing authority, outstanding against the assets, properties or business of the Company. Neither the Company nor any of its stockholders has ever filed (a) an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Company be taxed as an S corporation or (b) consent pursuant to Section 341(f) of the Code, relating to collapsible corporations.

     Section 2.12  Intellectual Property.  The Company possesses adequate
                   ---------------------
licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets and know how (collectively, "Intellectual Property") which are necessary or desirable to the conduct of the Company's business as conducted and as proposed to be conducted or the lack of which would materially adversely affect the Company or its business. No claim is pending or, to the best of the Company's knowledge, threatened to the effect that the operations of the Company infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and, to the best of the Company's knowledge, there is no basis for any such claim (whether or not pending or threatened). No claim is pending or threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and to the best of the Company's knowledge there is no basis for any such claim (whether or not pending or threatened). To the best of the Company's knowledge, all technical information developed by and belonging to the Company which has not been patented has been kept confidential. The Company has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of the Company.


     Section 2.13  Material Contracts.  Except for the agreements identified in
                   ------------------
the Schedule of Material Contracts attached hereto as Schedule 3 (the "Material
                                                      ----------
Contracts"), the Company is not a party to or otherwise bound by any written or oral contract or instrument or other restriction which individually or in the aggregate could materially adversely affect the business, prospects, financial condition, operations, property or affairs of the Company, including, without limitation, any written or oral:

          (a) contract or agreement which is not terminable on less than ninety
     (90) days' notice without cost or other liability to the Company (except for contracts which, in the aggregate, are not material to the business of the Company);

          (b) contract which entitles any customer to a rebate or right of set-off, or which varies in any material respect from the Company's standard form contracts;

          (c)  contract with any labor union;

          (d) contract or other commitment with any supplier of goods or services containing any provision permitting any party other than the Company to renegotiate the price or other terms, or containing any pay-back or other similar provision, upon the occurrence of a failure by the Company to meet its obligations under the contract when due or the occurrence of any other event;

          (e) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of the Company's normal operating requirements;

          (f) contract for the employment of any officer, employee or other person (whether of a legally binding nature or in the nature of informal understandings) on a full-time or consulting basis which is not terminable on notice without cost or other liability to the Company, except normal severance arrangements and accrued vacation pay;

          (g) bonus, pension, profit-sharing, retirement, hospitalization, insurance, stock purchase, stock option or other plan, contract or understanding pursuant to which benefits are provided to any employee of the Company (other than group insurance plans applicable to employees generally);

          (h) agreement or indenture relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on, any asset of the Company;

          (i) guaranty of any obligation for borrowed money or otherwise;

          (j) voting trust or agreement, stockholders' agreement, pledge agreement, buy-sell agreement or first refusal or preemptive rights agreement relating to any securities of the Company;

          (k) agreement, or group of related agreements with the same party or any group of affiliated parties, under which the Company has advanced or agreed to advance money or has agreed to lease any property as lessee or lessor;.

          (1) agreement or obligation (contingent or otherwise) to issue, sell or otherwise distribute or to repurchase or otherwise acquire or retire any share of its capital stock or any of its other equity securities;

          (m) assignment, license or other agreement with respect to any form of intangible property;

          (n) agreement under which it has granted any person any registration rights, other than the Registration Rights Agreement (as such term is hereinafter defined);

          (o) agreement under which it has limited or restricted its right to compete with any person in any respect; or

          (p) other contract or group of related contracts with the same party involving more than $250,000 or continuing over a period of more than two
     (2) years from the date or dates thereof (including renewals or extensions optional with another party), which contract or group of contracts is not terminable by the Company without penalty upon notice of thirty (30) days or less.

     Section 2.14  Compliance with Governing Documents and Material Contracts.
                   ----------------------------------------------------------
The Company and, to the best of the Company's knowledge, each other party thereto have in all material respects performed all the obligations required to be performed by them to date under each of the Material Contracts and have received no notice of default and are not in default (with due notice or lapse of time or both) under any Material Contract or any material provision of any other agreement. The Company has no present expectation or intention of not fully performing all its obligations under each Material Contract, and the Company has no knowledge of any breach or anticipated breach by the other party to any Material Contract. The Company is in full compliance with all of the terms and provisions of its Charter and By-laws.

     Section 2.15  Loans and Advances.  The Company does not have any
                   ------------------
outstanding loans or advances to any person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of the Company in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Company.

     Section 2.16  Borrowings; Assumptions and Guaranties of Indebtedness of
                   ------------------------------------------------------ --
Other Persons,.  The Company is not obligated to any person for any money
- --------------
borrowed or liability incurred (absolute, accrued or contingent) except current liabilities incurred and liabilities under contracts entered into, in each case in the ordinary course of business. The Company is not obligated to any person by reason of the Company having assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

     Section 2.17  Significant Customers and Suppliers.  No customer or supplier
                   -----------------------------------
which is significant to the Company has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to the Company, as the case may be.

     Section 2.18  Employees.  Each of the officers of the Company and each
                   ---------
other person now employed by the Company who has access to confidential information of the Company has executed an Employee Agreement substantially in the form of Exhibit B (collectively, the "Confidentiality Agreements"), and such
            ---------
agreements are in full force and effect. No officer or key employee of the Company has advised the Company (orally or in writing) that he intends to terminate employment with the Company. To the best of the Company's knowledge, the Company has complied in all material respects with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes, and with the Employee-Retirement Income Security Act of 1974, as amended.

     Section 2.19  Transactions with Affiliates.  No director, officer, employee
                   ----------------------------
or stockholder of the Company, or, to the Company's knowledge, any member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or, to the Company's knowledge, any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock or other ownership interest thereof, (i) is a party to any transaction with the Company, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from, transfer of any asset (including any Intellectual Property) from or to, or otherwise requiring payments to any such person or firm or (ii) to the Company's knowledge, is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock or other ownership interest in any entity engaged directly or indirectly in competition with the Company.

     Section 2.20  Governmental Approvals.  Subject to the accuracy of the
                   ----------------------
representations and warranties of the Purchasers set forth in Article III, no registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement or the Registration Rights Agreement or the Marketing Agreement, the issuance, sale and delivery of the Preferred Shares or, upon conversion thereof, the issuance and delivery of the Conversion Shares, other than (i) the filing of the Charter with the Secretary of State of the State of Delaware and
(ii) the filing of notice subsequent to the Closing that may be required pursuant to federal and state securities laws in connection with the sale of the Preferred Shares.

     Section 2.21  Disclosure.  Neither the Company's representations and
                   ----------
warranties in this Agreement and in the Schedules and Exhibits to this Agreement nor any statement made by the Company in the Confidential Private Placement Memorandum dated February 1996 (a copy of which the Company has been provided to the Purchaser) contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. There is no factor (other than causes or events beyond the control of the Company) which the Company has not disclosed to the Purchaser and its counsel in writing and of which the Company is aware which materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, property or affairs of the Company or any of its subsidiaries.

     Section 2.22  Offering of the Preferred Shares.  Neither the Company nor
                   --------------------------------
any person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Preferred Shares or any security of the Company similar to the Preferred Shares has offered the Preferred Shares or any such similar security for sale to, or solicited any offer to buy the Preferred Shares or any such similar security from, or otherwise approached or negotiated with respect thereto with, any person or persons, and neither the Company nor any person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of the Company under circumstances which might require the integration of such security with Preferred Shares under the Securities Act of 1933, as amended (the "Securities Act") or the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder), in either case so as to subject the offering, issuance or sale of the Preferred Shares to the registration provisions of the Securities Act or of any applicable state securities (Blue Sky) laws or regulations.

     Section 2.23  Brokers.  The Company has engaged Cowen & Company to act as
                   -------
its exclusive agent for the private placement of shares of Series B Preferred Stock and has agreed to pay Cowen & Company a placement fee (and to reimburse Cowen & Company for certain expenses) in connection therewith. Cowen & Company has agreed to exclude the Preferred Shares being purchased hereunder from the shares with respect to which it will be entitled to receive a placement fee. The Company has no other contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

                                   **********

     Except as specifically amended hereby, the Purchase Agreement, as executed and delivered by the Company and the Purchaser on February 27, 1996, shall remain in full force and effect without modification, alteration, deletion or expansion.


     IN WITNESS WHEREOF, the Company and the Purchaser have executed this Agreement of Amendment as of the day and year first above written.


                              BUSINESS@WEB, INC.



                              By: /s/ James G. Nordorf
                                 ---------------------



                              HEWLETT-PACKARD COMPANY



                              By: /s/ Manuel Diaz
                                 ---------------------
PABOS:WEK:240385_1

                                  SCHEDULE II


Exceptions to the representations and warranties of the Company set forth in
Article II.

     Section 2.06: Since December 31, 1995, the following events have occurred:
     ------------

          a. The Company has entered into the following credit facilities with State Street Bank and Trust Company, and has granted State Street Bank and Trust Company a security interest in substantially all of the Company's assets as security therefor:

                         $2,500,000 revolving line of credit,
                         $500,000 equipment line of credit,
                         $2,000,000 term loan due September 30, 1996.

          b. Klaus Besier has been appointed chief executive officer of the Company, at a base salary of $300,000 per annum. The Company expects to enter into a performance bonus plan with Mr. Besier under which Mr. Besier's bonus targets would be $400,000 for 1996, $1,000,000 for 1997 and $2,500,000 for
                   1998.

          c. The Company and Hewlett-Packard Company entered into a Series B Preferred Stock Purchase Agreement on February 27, 1996, pursuant to which the Company agreed to sell to Hewlett-Packard Company 180,506 shares of Series B Convertible Preferred Stock.

          d. The Company entered into a Marketing Agreement with Hewlett-Packard Company on February 27, 1996.

          e. On March _, 1996, the Company entered into a 5-year lease of premises at One Arsenal Marketplace, Watertown, Massachusetts to be used as the Company's principal offices.

     Section 2.09: State Street Bank and Trust Company holds a security
     ------------
interest in substantially all assets of the Company to secure the credit facilities identified above.

     Section 2.12: InterGroup Technologies, Inc. has communicated with the
     ------------
Company regarding alleged use of InterGroup's VisualWare software product by the Company in violation of the Software License Agreement between InterGroup and the Company. The Company believes that there is no basis for InterGroup's allegations and has been engaged in friendly discussions with InterGroup in an effort to resolve this issue.

     Section 2.16: The Company is obligated to State Street Bank and Trust
     ------------
Company under the credit facilities identified above. Attached hereto is a schedule of the Company's current assets and liabilities and an accounts payable trial balance.

     Section 2.19:
     ------------

          a. The Company is an authorized distributor and reseller of OEC software.

          b. The Company has purchased technology (Toolkit source code) from OEC for $2.2 million dollars, with payment due on March 15, 1996. The Company intends to pay this amount from the proceeds of this offering.

          c. The Company sold technology (SAP Make tools) to OEC for $500,000.

          d.       Klaus Besier and James Nondorf are employees of the Company.

          e. The Company has a strategic partnership relationship with I-Cube, pursuant to which the Company and I-Cube make joint proposals and the Company subcontracts services to I-Cube. The Company and I-Cube are not parties to a formal agreement.

          f. The Company has a strategic partnership relationship with Cambridge Technology Group, pursuant to which CTG promotes the products and services of the Company through CTG's executive education programs. The Company and CTG are not parties to a formal agreement .

          g. The Company has borrowed $250,000 from J&S Limited Partnership under a 6% convertible subordinated note (and J&S has waived its conversion privileges thereunder). The Company intends to repay this note from the proceeds of this offering.

          h. The Company has borrowed $750,00 from the Appleby Trust under a 9% subordinated note due December 31, 2000 (which has no conversion feature). The Company intends to repay this note from the proceeds of this offering.

          i.       Cambridge Technology Group, Professor John Donovan and John
                   J. Donovan, Jr. have guaranteed the Company's obligations to State Street Bank and Trust Company.

          j. The Company has licensed software (Logical Data Integrator) from Mentor Communications Ltd., of which Len Hafetz
                   (a shareholder of the Company) is president.

RUN DATE: 03/05/96 TO          BUSINESS@WEB, INC.              PAGE 1
SYS DATE: 03/05/96  TRIAL BALANCE FOR PERIOD ENDING 03/31/96   TIME: 09:43 AM
                         ACCOUNTS 1000-000 THRU 3999-000

ACCOUNT
NUMBER       DESCRIPTION                             DEBIT          CREDIT

CURRENT ASSETS

1000-000     State Street Operating Acct        637,451.72
1012-000     Cash                                                371,531.86
1050-000     State Street Payroll Account       284,085.89
1060-000     BOB Functions Account                  520.94
1200-000     Accounts Receivable - Trade      3,062,004.78
1201-000     Allow. for Doubtful Accounts                        110,000.00
1250-000     Unbilled Receivables                 6,000.00
1280-000     Unbilled Reimbursable Exp.          48,673.24
1300-000     Prepaid Expenses                    25,404.00
1310-000     Prepaid Insurance                                     3,067.00
1350-000     Prepaid Maintenance Costs-OEC      177,174.67
                                            --------------   --------------
                            CURRENT ASSETS:   4,241,315.24       484,598.86

FIXED ASSETS

1510-000     Furniture & Fixtures               153,855.67
1520-000     Computer Equipment                 398,062.94
1521-000     A/D Computer Equip. - Current                         9,071.06
1522-000     A/D Comp. Equip. - Prior                             60,482.26
1530-000     Video/Audio Equip                   15,814.75
1531-000     A/D Video/Audio Equip - Curr                            439.30
1532-000     A/D Video/Audio Equip - Prior                         2,635.79
1540-100     Leasehold Improvements              59,023.00
1550-000     Tradeshow Booth                     14,700.00
1560-000     Software                             2,894.00
                                            --------------   --------------
                              FIXED ASSETS:     644,350.36        72,628.41

CURRENT LIABILITIES

2000-000     Accounts Payable - Trade                          2,961,522.36
2001-000     Accrued Accounts Payable           130,610.69
2002-000     Accrued OEC Toolkits                                109,500.00
2100-000     Accrued Expenses                                    472,457.21
2110-000     Accrued Commissions                  5,664.24
2120-000     Accrued Sales Taxes                                      19.75
2130-000     Accrued Commissions - Outside                        34,218.07
2140-000     Accrued Legal                                        64,775.00
2150-000     Accrued Audit                                        59,166.66
2160-000     Accrued Interest - J&S Limit                         46,250.00
2170-000     Accrued Interest - Appleby                            7,500.00
2180-000     Accrued Bonuses                                      18,500.00
2200-000     401K Payable - Employee                              14,251.49
2210-000     401K Payable - Employer                                 681.86
2245-000     Payroll Adjustments                                  14,590.55
2250-000     Health Insurance Accrual                              4,815.01
2260-000     Dental Insurance Accrual                                683.44
2270-000     Other Benefits Accrual                                  141.60
2280-000     Dependent Care Accrual                                  352.20
2290-000     Accrued Allocated Benefits                           15,228.61

RUN DATE: 03/05/96 TO          BUSINESS@WEB, INC.                PAGE: 2
SYS DATE: 03/05/96     TRIAL BALANCE FOR PERIOD ENDING 03/31/96  TIME: 09:43 AM
                           ACCOUNTS 1000-000 THRU 3999-000


ACCOUNT
NUMBER                      DESCRIPTION                                 DEBIT                          CREDIT
CURRENT LIABILITIES

2300-000                    Deferred Revenue                                                       1,251,800.00
2320-000                    Unearned Revenue                                                          19,200.00
2350-000                    Unearned Maintenance Revenue                                             197,617.00
2400-000                    Short-term Debt - LOC                                                    878,000.00
2470-000                    Due to Affiliate - CTG                                                       555.66
2480-000                    Due to Affiliate - CTR                                                    13,170.00
                                                                   --------------                --------------
                                 CURRENT LIABILITIES:                  136,274.93                  6,184,996.47

LONG-TERM LIABILITIES

2500-000                    L-T Port. - J&S Ltd. - N/P                                               250,000.00
2510-000                    L-T Port. - Appleby - N/P                                                750,000.00
2520-000                    L-T Port. - Appleby - N/P2                                               750,000.00
                                                                   --------------                --------------
                               LONG-TERM LIABILITIES:                                              1,750,000.00

EQUITY

3100-000                    Preferred Stock ($1.00 par)                                              250,000.00
3101-000                    APIC - Preferred Stock                                                    50,000.00
3150-000                    Common Stock ($.001 Par)                                                     470.00
3200-000                    RETAINED EARNINGS - PRIOR                4,004,058.13
                                                                   --------------                --------------
                                                     EQUITY:         4,004,058.13                    300,470.00
                                                                   --------------                --------------
                                               REPORT TOTAL:         9,025,998.66                  8,792,693.74
                                                                   ==============                ==============

RUN DATE: 03/05/96 TO                 BUSINESS@WEB, INC.            PAGE:  1
SYS DATE: 03/05/95             ACCOUNTS PAYABLE TRIAL BALANCE      TIME: 09:38
                                      ALL OPEN INVOICES

DIVISION NO: 60 MAIN DIVISION


                                  K
VENDOR/     +-------DATES-------+ L   INVOICE    DISCOUNT     INVOICE      +------TRANSACTION------+   CHECK    CHECK
INVOICE NO. INVOICE   DUE   DSCNT D    AMOUNT     AMOUNT      BALANCE      TYPE   DATE        AMOUNT   NUMBER   DATE

ANDATAC     ANDATACO
 137305      02/01/96  03/02      N    7,026.88         .00    7,026.88    INV  02/20/96    7,026.88
                                    -----------  ----------  ----------                  -----------
          VENDOR ANDATAC TOTALS:       7,026.88         .00    7,026.88                     7,026.88

ARMSTRG     IAIN ARMSTRONG
 039000835  02/21/96 02/21       N    2,187.43         .00    2,187.43    INV  02/29/96    2,187.43
                                    -----------  ----------  ----------                  -----------
          VENDOR ARMSTRG TOTALS:       2,187.43         .00    2,187.43                     2,187.43

ARTAND      Arthur Anderson LLP
 021596      02/15/96 02/15       N   12,500.00         .00   12,500.00    INV  02/26/96   12,500.00
                                    -----------  ----------  ----------                  -----------
          VENDOR ARMSTRG TOTALS:      12,500.00         .00   12,500.00                    12,500.00

ATLANTI     ATLANTIC MEMORY GROUP, INC.
 58111       02/01/96 02/14       N    9,656.20         .00    9,656.20    INV 02/20/96     9,656.20
 58518       02/06/96 02/21       N    7,583.50         .00    7,583.50    INV 02/29/96     7,583.50
 54904       02/16/96 03/02       N    8,932.75         .00    8,932.75    INV 02/29/96     8,932.75
 58984       02/20/96 03/06       N    3,871.75         .00    3,871.75    INV 02/29/96     3,871.75
 906545      02/09/96 02/24       N    5,006.40-        .O0    5,000.40-   INV 02/29/96     5,006.40-
                                    -----------  ----------  ----------                  -----------
          VENDOR ATLANTI TOTALS:      25,037.80         .00   25,037.80                    25,037.80

ATLAS       Atlas Watersystems
 021096      02/10/96 02/10       N      141.75         .00      141.75    INV 02/10/96       141.75
                                    -----------  ----------  ----------                  -----------
          VENDOR ATLAS TOTALS:           141.75         .00      141.75                       141.75


AVIS        AVIS
 111295      11/12/95 12/12       N      184.13         .00      184.13    INV 11/28/95       184.13
                                    -----------  ----------  ----------                  -----------
          VENDOR AVIS TOTALS:            184.13         .00      184.13                       184.13

BERSHIR     Bershire Computer Products
 4284        02/13/96 02/13       N    6,571.35         .00    6,571.35    INV 02/29/96     6,571.35
                                    -----------  ----------  ----------                  -----------
          VENDOR BERSHIR TOTALS:       6,571.35         .00    6,571.35                     6,571.35

BERTUCC     BERTUCCI'S
 27930       02/23/96 02/23       N       23.32         .00       23.32    INV 02/29/96        23.32
 27933       02/24/96 02/24       N       39.55         .00       39.55    INV 02/29/96        39.55
 27946       02/26/96 02/26       N       54.83         .00       54.83    INV 02/29/96        54.83
                                    -----------  ----------  ----------                  -----------
          VENDOR BERTUCC TOTALS:         117.70         .00      117.70                       117.70

CFMOTOR     CF Motorfreight
 291-625751  02/14/96 02/14       N     309.58          .00      309.58    INV 02/29/96      309.58

RUN DATE:  03/05/96 TO                                       BUSINESS@WEB                                  PAGE:  2
SYS DATE:  03/05/96                                  ACCOUNTS PAYABLE TRIAL BALANCE                        TIME:  09:26 AM
                                                          ALL OPEN INVOICES

DIVISION NO. 00 MAIN DIVISION
                                    N
VENDOR/       +------DATES------+   L     INVOICE   DISCOUNT     INVOICE    +-----TRANSACTION-----+    CHECK   CHECK
INVOICE NO.   INVOICE  DUE  DSCNT   D     AMOUNT     AMOUNT      BALANCE    TYPE  DATE         AMOUNT  NUMBER  DATE

                                       ----------  ---------    --------                   ----------
         VENDOR CFMOTOR TOTALS:            309.58        .00      309.58                       309.58

CHONGCH    CHONG CHO
 022696     02/26/96 02/26          N    5,323.65        .00    5,323.65    INV  02/26/96    5,323.65
                                       ----------  ---------    --------                   ----------
         VENDOR CHONGCE TOTALS:     N    5,323.65        .00    5,323.65    INV              5,323.65

CLOVE      TRACY CLORE
 022396     02/23/96 02/26          N    3,999.92        .00    3,999.92    INV  02/26/96    3,999.92
                                       ----------  ---------    --------                   ----------
           VENDOR CLOVE TOTALS:          3,999.92        .00    3,999.92                     3,999.92

COMPUSA    COMPUSA, INC.
 447053790  02/01/96 03/02          N    1,968.75        .00    1,968.75    INV  02/20/96    1,968.75
 447053974  02/01/96 03/02          N    2,150.40        .00    2,150.40    INV  02/29/96    2,150.40
 447053979  02/01/96 03/02          N      546.00        .00      546.00    INV  02/29/96      546.00
 447054044  02/02/96 03/03          N    2,253.56-       .00    2,253.56-   INV  02/29/96    2,253.56-
 447054149  02/06/96 03/07          N   16,458.75        .00   16,458.75    INV  02/20/96   16,458.75
 447054271  02/08/96 03/09          N      971.25        .00      971.25    INV  02/29/96      971.25
 447054340  02/09/96 03/10          N    6,510.00        .00    6,510.00    INV  02/29/96    6,510.00
 447054405  02/13/96 03/14          N    5,510.93        .00    5,510.93    INV  02/29/96    5,510.93
 447045873  02/22/96 03/23          N    2,434.43        .00    2,434.43    INV  02/29/96    2,434.43

                                       ----------  ---------    --------                   ----------
         VENDOR COMPUSA TOTALS:         34,296.95        .00   34,296.95                    34,296.95

CRYSTAL   CRYSTAL TRANSPORT, INC.
 55795     02/12/96 03/13           N      220.00        .00      220.00    INV  02/29/96      220.00
 55796     02/13/96 03/14           N      180.00        .00      180.00    INV  02/29/96      180.00
 55797     02/14/96 03/15           N      180.00        .00      180.00    INV  02/29/96      180.00
 55803     02/21/96 03/22           N      180.00        .00      180.00    INV  02/29/96      180.00
 55804     02/22/96 03/23           N      180.00        .00      180.00    INV  02/29/96      180.00
                                        ----------  ---------    --------                   ----------
         VENDOR CRYSTAL TOTALS:            940.00        .00      940.00                       940.00

CTG       CAMBRIDGE TECHNOLOGY GROUP
 10210     02/22/96 02/22           N       74.75        .00       74.75    INV  02/29/96       74.75
 10214     02/26/96 02/26           N      629.96        .00      629.96    INV  02/29/96      629.96
 10215     02/26/96 02/26           N      329.70        .00      329.70    INV  02/29/96      329.70
 10230     02/22/96 02/22           N       71.48        .00       71.48    INV  02/29/96       71.48
                                       ----------  ---------    --------                   ----------
             VENDOR CTG TOTALS:          1,105.89        .00    1,105.89                     1,105.89

DIGITAL   DIGITAL EQUIPMENT CORPORATION
 080195    08/01/95 08/31           N   85,712.00        .00    5,247.00    INV  08/17/95   85,712.00
                                                                            INV  04/18/95   42,856.00- 000501  08/18/95
                                                                            PMT  10/19/96   37,609.00- 000165  10/19/95
                                                                            PMT  12/07/95    5,247.00- 000447  12/07/95
                                                                            PMT  12/11/95    5,247.00  000447  12/07/95


RUN DATE: 03/05/96 TO               BUSINESS@WEB, INC.            PAGE: 3
SYS DATE: 03/09/96            ACCOUNTS PAYABLE TRIAL BALANCE      TIME: 09:38 AM
                                     ALL OPEN INVOICES

DIVISION NO: 00 MAIN DIVISION


                                  K
VENDOR/     +-------DATES-------+ L   INVOICE    DISCOUNT     INVOICES     +------TRANSACTION------+   CHECK    CHECK
INVOICE NO. INVOICE   DUE   DSCNT D    AMOUNT     AMOUNT      BALANCE      TYPE   DATE        AMOUNT   NUMBER   DATE

                                    -----------  ----------  ----------                  -----------
          VENDOR DIGITAL TOTALS:      85,712.00         .00    5,247.00                     5,247.00

DONOVAN     John Donovan
 021296      02/12/96 02/12       N    7,155.18         .00    7,155.18    INV 02/12/96     7,155.18
                                    -----------  ----------  ----------                  -----------
          VENDOR DONOVAN TOTALS:       7,155.18         .00    7,155.18                     7,155.18


DWILSON     David Wilson Associates
 98503       02/26/96 02/26       N   21,976.50         .00   21,976.50    INV 02/23/96    21,976.50
                                    -----------  ----------  ----------                  -----------
          VENDOR DWILSON TOTALS:      21,976.50         .00   21,976.50                    21,976.50

EXHIBIT     EXHIBIT SUPPORT
 7708        12/21/95 12/21       N      500.00-        .00      500.00-   INV 12/31/95       500.00-
 7779        12/11/95 12/11       N      598.50         .00      598.50    INV 12/31/96       598.50
                                    -----------  ----------  ----------                  -----------
          VENDOR EXHIBIT TOTALS:          98.50         .00       98.50                        98.50

EXPOCON     EXPOCON MANAGEMENT ASSOC.
 122198      12/22/95 01/21       N    1,000.00         .00    1,000.00    INV 02/29/95     1,000.00
                                    -----------  ----------  ----------                  -----------
          VENDOR EXPOCON TOTALS:       1,000.00         .00    1,000.00                     1,000.00

FEDI        FEDERAL EXPRESS
 572190223   02/07/96 03/08       N       94.75         .00       94.75    INV 02/29/96        94.75
                                    -----------  ----------  ----------                  -----------
          VENDOR FEDI TOTALS:             94.75         .00       94.75                        94.75

FOGGART     FOGG ART MUSEUM
 38289       02/01/96 02/01       N    1,000.00         .00    1,000.00    INV 02/29/96     1,000.00
                                    -----------  ----------  ----------                  -----------
          VENDOR FOGGART TOTALS:       1,000.00         .00    1,000.00                     1,000.00

FORMAGG     Formaggie Kitchen Inc.
 9691        02/26/96 02/26       N      125.80         .00      125.00    INV 02/29/96       125.80
                                    -----------  ----------  ----------                  -----------
          VENDOR FORMAGG TOTALS:         125.80         .00      125.80                       125.80

FULLER      LEE FULLER
 020196      02/01/96 02/01       N      373.28         .00      373.28    INV 02/29/96       373.28
 022796      02/27/96 02/27       N    1,526.62         .00    1,526.62    INV 02/29/96     1,526.62
                                    -----------  ----------  ----------                  -----------
          VENDOR FULLER TOTALS:        1,899.90         .00    1,899.90                     1,899.90

GOURMET     GOURMET CATERERS, INC.
 21834       02/13/96 03/14       N      703.50         .00      703.50    INV 02/26/96       703.50
 21835       02/13/96 02/14       N      120.75         .00      120.75    INV 02/26/96       120.75
 21842       02/13/96 03/14       N      871.50         .00      871.50    INV 02/26/96       871.50
 21844       02/14/96 03/15       N      761.25         .00      761.25    INV 02/26/96       761.25

RUN DATE: 03/05/96 TO                                    BUSINESS@WEB, INC.                                  PAGE: 4
SYS DATE: 03/05/96                                 ACCOUNTS PAYABLE TRIAL BALANCE                            TIME: 09:30 AM
                                                         ALL OPEN INVOICES

DIVISION NO: 00 MAIN DIVISION
                                       L
VENDOR/       --------DATES--------    L     INVOICE      DISCOUNT       INVOICE   --------TRANSACTION--------     CHECK     CHECK
INVOICE NO.   INVOICE    DUE  DSCNT    D      AMOUNT       AMOUNT        BALANCE   TYPE      DATE       AMOUNT     NUMBER    DATE
GOURMET       GOURMET CATERERS, INC.
 21750        02/15/96   03/16         N      871.50         .00          871.50    INV    02/26/96     871.50
 21851        02/16/96   03/17         N      834.75         .00          834.75    INV    02/26/96     834.75
 21837        02/19/96   03/20         N      514.50         .00          514.50    INV    02/26/96     514.50
 21858        02/20/96   03/31         N      777.00         .00          777.00    INV    02/26/96     777.00
 21859        02/21/96   03/22         N      624.75         .00          624.75    INV    02/26/96     624.75
 21861        02/21/96   03/22         N    1,399.13         .00        1,399.13    INV    02/29/96   1,399.13
 21867        02/22/96   03/23         N      644.70         .00          644.70    INV    02/26/96     644.70
 21868        02/22/96   03/23         N      562.80         .00          562.80    INV    02/26/96     562.80
                                          ----------   ---------    ------------                    ----------
              VENDOR GOURMET TOTALS:        8,686.13         .00        8,686.13                      8,686.13

GRIFFIN       KEN GRIFFIN
 020196       02/01/96   02/01         N      165.65         .00          165.65    INV    02/29/96     165.65
 020196A      02/01/96   02/01         N      126.84         .00          126.84    INV    02/29/96     126.84
 020696       02/06/96   02/06         N      210.97         .00          210.97    INV    02/29/96     210.97
 021496       03/14/96   02/14         N      366.90         .00          366.90    INV    02/29/96     366.90
 2196         02/01/96   02/01         N    1,137.28         .00        1,137.28    INV    02/29/96   1,137.28
                                          ----------   ---------    ------------                    ----------
              VENDOR GRIFFIN TOTALS:        2,007.64         .00        2,007.64                      2,007.64

HANSON        CORPORATE EXPRESS
 51619960     02/13/96   03/14         N      158.13         .00          158.13    INV    02/29/96     158.13
 51624730     02/14/96   03/15         N      184.49         .00          184.49    INV    02/29/96     184.49
 51632110     02/20/96   03/21         N       24.53         .00           24.53    INV    02/29/96      24.53
 51632111     02/21/96   03/22         N       36.79         .00           36.79    INV    02/29/96      36.79
                                          ----------   ---------    ------------                    ----------
               VENDOR HANSON TOTALS:          403.94         .00          403.94                        403.94

HARVEY        Mary Harvey
 021296       02/12/96   02/12         N      806.00         .00          806.00    INV    02/23/96     806.00
                                          ----------   ---------    ------------                    ----------
               VENDOR HARVEY TOTALS:           806.00         .00          806.00                        806.00

HEWLETT       HEWLETT PACKARD-MIKE HOUGHTON
 073195       07/31/95   07/31         N   16,573.00         .00       16,573.00    INV    07/31/95  16,573.00
 082995       08/29/95   08/29         N   14,927.00         .00       14,927.00    INV    08/31/95  14,927.00
 083195       08/31/95   08/31         N    8,000.00         .00        8,000.00    INV    08/31/95   8,000.00
                                          ----------   ---------    ------------                    ----------
              VENDOR HEWLETT TOTALS:       39,500.00         .00       39,500.00                     39,500.00

HP            Hewlett - Packard
 7561372      02/10/96   02/10         N   13,940.10         .00       13,940.10    INV    02/29/96  13,940.10
 75K4246      02/21/96   02/21         N    2,485.35         .00        2,485.35    INV    02/29/96   2,485.35
                                          ----------   ---------    ------------                    ----------
                   VENDOR HP TOTALS:       16,425.45         .00       16,425.45                     16,425.45

ICUBKD        INTERNATIONAL INTEGRATION, INC.
 951103       11/03/95   12/03         N   30,000.00         .00       30,000.00    INV    11/17/95  30,000.00
 951103A      11/03/95   12/03         N   76,000.00         .00       76,000.00    INV    11/30/95  76,000.00

RUN DATE: 03/05/96 TO                                    BUSINESS@WEB, INC.                                      PAGE: 5
SYS DATE: 03/05/96                                ACCOUNTS PAYABLE TRIAL BALANCE                                 TIME: 09:38 AM
                                                         ALL OPEN INVOICES

DIVISION NO: 00 MAIN DIVISION
                                       E
VENDOR/       +-------DATES-------+    L      INVOICE        DISCOUNT     INVOICE   +-------TRANSACTION-------+   CHECK     CHECK
INVOICE NO.   INVOICE    DUE  DSCNT    D       AMOUNT         AMOUNT      BALANCE   TYPE     DATE        AMOUNT   NUMBER    DATE
ICUBKD        INTERNATIONAL INTEGRATION, INC.
 951128       11/28/95   12/28         N      80,000.00        .00      40,000.00   INV    11/30/95   80,000.00
                                                                                    PMT    01/15/96   40,000.00- 000566   01/15/96
 951129J      12/01/95   12/31         N       5,588.65        .00       5,588.65   INV    12/29/95    5,588.65
 951129E      12/01/95   12/31         N       4,714.12        .00       4,716.12   INV    12/29/95    4,716.12
 951129L      12/01/95   12/31         N      10,925.91        .00      10,925.91   INV    12/29/95   10,925.91
 951130R      12/01/95   12/31         N       1,759.42        .00       1,759.42   INV    12/29/95    1,759.42
 951130C      12/01/95   12/31         N       5,453.68        .00       5,453.68   INV    12/29/95    5,453.68
                                          -------------    -------    -----------                   -----------
              VENDOR ICUBKD TOTALS:          214,443.78        .00     174,443.78                    174,443.78

JMULLIK       Jeffrey Mulliken - Architect
 960103       01/31/96   01/31         N       9,402.40        .00       9,402.40   INV    01/31/96    9,402.40
                                          -------------    -------    -----------                   -----------
              VENDOR JMULLIK TOTALS:           9,402.40        .00       9,402.40                      9,402.40

JORGEN        James Jorgenson
 022696       02/26/96   02/25         N         370.45        .00         370.45   INV    02/29/96      370.45
                                          -------------    -------    -----------                   -----------
              VENDOR JORGEN TOTALS:              370.45        .00         370.45                        370.45

KIMMELM       DAVID KIMMELMAN
 21696        02/16/96   02/16         N        170.37         .00         170.37   INV    02/26/96      170.37
                                          ------------     -------    -----------                   -----------
              VENDOR KIMMELM TOTALS:            170.37         .00         170.37                        170.37

IUO           YU-MING IUO
 020196       02/01/96   02/01         N        533.86         .00         533.86   INV    02/29/96      533.86
                                          ------------     --------   -----------                   -----------
              VENDOR IUO TOTALS:                533.86         .00         533.86                        533.86

LASER         LASER PERFECT
 LA 52905     02/15/96   03/16         N        734.48         .00         734.48   INV    02/29/96      734.48
                                          ------------     -------    -----------                   -----------
              VENDOR LASER TOTALS:              734.48         .00         734.48                        734.48

MILLER        Software Development 36 West
 1272966463   02/21/96   02/21         N      3,250.00         .00       3,250.00   INV    02/29/96    3,250.00
                                          ------------     -------    -----------                   -----------
              VENDOR MILLER TOTALS:           3,250.00         .00       3,250.00                      3,250.00

NETWORK       Network Cabinet Products
 960091       02/05/96   02/05         N      3,855.67         .00       3,855.67   INV    02/29/96    3,858.67
                                          ------------     -------    -----------                   -----------
              VENDOR NETWORK TOTALS:          3,855.67         .00       3,855.67                      3,855.67

OEC           OPEN ENVIRONMENT CORP.
 139          11/01/95   11/01         N      1,800.00         .00       1,800.00   INV    11/17/95    1,800.00
 141          11/01/95   11/01         N     13,500.00         .00      13,500.00   INV    11/17/95   13,500.00
 145          11/01/95   11/01         N     33,750.00         .00      33,750.00   INV    11/30/95   33,750.00

RUN DATE: 03/05/96 TO                                    BUSINESS@WEB, INC.                                   PAGE: 6
SYS DATE: 03/05/96                                 ACCOUNTS PAYABLE TRIAL BALANCE                             TIME: 09:30 AM
                                                         ALL OPEN INVOICES

DIVISION NO: 00 MAIN DIVISION
                                         E
VENDOR/          +-------DATES-------+   L      INVOICE      DISCOUNT      INVOICE      +-------TRANSACTION-------+  CHECK    CHECK
INVOICE NO.      INVOICE   DUE   DSCNT   D       AMOUNT       AMOUNT       BALANCE      TYPE    DATE         AMOUNT  NUMBER   DATE
OEC              OPEN ENVIRONMENT CORP.
 3727            11/01/95  11/01         N      9,000.00        .00       9,000.00      INV    11/17/95    9,000.00
 3821            11/01/95  11/02         N     10,944.50        .00      10,944.50      INV    11/30/95   10,344.50
 3847            11/01/95  11/01         N     13,500.00        .00      13,500.00      INV    11/30/95   13,500.00
 3867            11/01/95  11/01         N      2,700.00        .00       2,700.00      INV    11/30/95    2,700.00
 3873            11/20/95  11/20         N     10,325.00        .00      10,325.00      INV    11/30/95   10,325.00
 3874            11/20/95  11/20         N      2,065.00        .00       2,065.00      INV    11/30/95    2,065.00
 3875            11/20/95  11/20         N      2,065.00        .00       2,065.00      INV    11/30/95    2,065.00
 3887            12/01/95  12/01         N      5,988.94        .00       5,988.94      INV    12/23/95    5,988.94
 3891            12/01/95  12/01         N      4,678.37        .00       4,678.37      INV    12/29/95    4,678.37
 3892            12/01/95  12/01         N      4,243.53        .00       4,243.53      INV    12/29/95    4,243.53
 3893            12/01/95  12/01         N      2,807.93        .00       2,807.93      INV    12/29/95    2,807.93
 3912            01/01/96  01/01         N     15,000.00        .00      15,000.00      INV    01/31/96   15,000.00
 3913            01/01/96  01/01         N      6,000.00        .00       6,000.00      INV    01/31/96    6,000.00
 3924            01/01/96  01/01         N      3,000.00        .00       3,000.00      INV    01/31/96    3,000.00
 4024-IN         01/01/96  01/01         N   2200,000.00        .00    2200,000.00      INV    01/31/96 2200,000.00
                                             -----------   --------    -----------                      -----------
                 VENDOR OEC TOTALS:          2341,368.27        .00    2341,368.27                      2341,368.27

ORGANIS          ORGANISATION TECHNIQUE AUDIO
 9773            08/01/95  08/01         N     10,096.26        .00      10,096.26      INV    08/22/95   13,591.26
                                                                                        ADJ    08/31/95    3,795.00-
                                             -----------   --------    -----------                      -----------
                 VENDOR ORGANIS TOTALS:        10,096.26        .00      10,096.26                        10,096.26

PENCOM           PENCOM SYSTEMS INC.
 64701           01/25/96  02/24         N      9,000.00        .00       9,000.00      INV    01/31/96    9,000.00
                                             -----------   --------    -----------                      -----------
                 VENDOR PENCOM TOTALS:          9,000.00        .00       9,000.00                         9,000.00

PIESNER          MARK PIESNER
 020196          02/01/96  02/01         N        324.35        .00         324.35      INV    02/29/96      324.35
                                             -----------   --------    -----------                      -----------
                 VENDOR PIESNER TOTALS:           324.35        .00         324.35                           324.35

PRESSRM          THE PRESSROOM, INCORPORATED
 37156           01/01/96  01/31         N        908.55        .00         908.55      INV    01/31/96      908.55
 37370           01/23/96  02/22         N        567.00        .00         567.00      INV    01/31/96      567.00
                                             -----------   --------    -----------                      -----------
                 VENDOR PRESSRM TOTALS:         1,475.55        .00       1,475.55                         1,475.55

PWORKS           PageWorks Accounting Dept.
 196027          02/08/96  02/08         N        110.78        .00         110.78      INV    02/29/96      110.78
 196373          02/14/96  02/14         N         40.43        .00          40.43      INV    02/28/96       40.43
                                             -----------   --------    -----------                      -----------
                 VENDOR PWORKS TOTALS:            151.21        .00         151.21                           151.21

QUEBLO           Queblo
 1145900         02/13/96  02/13         N        611.00        .00         611.00      INV    02/29/96      611.00

RUN DATE: 03/05/96 TO                                   BUSINESS@WEB, INC.                                          PAGE: 7
SYS DATE: 03/05/96                               ACCOUNTS PAYABLE TRIAL BALANCE                                     TIME: 09:38 AM
                                                        ALL OPEN INVOICES

DIVISION NO: 00 MAIN DIVISION
                                    H
VENDOR/      +-------DATES-------+  L       INVOICE     DISCOUNT         INVOICE     +-------TRANSACTION-------+   CHECK    CHECK
INVOICE NO.  INVOICE    DUE  DSCNT  D        AMOUNT      AMOUNT          BALANCE     TYPE  DATE           AMOUNT   NUMBER   DATE
                                          ----------    --------      ----------                      ----------
             VENDOR QUEBLO TOTALS:            611.00         .00          611.00                          611.00

RGUPTA       Raja Gupta
 011596      01/15/96  02/15        N          79.00         .00           79.00      INV  01/23/96        79.00
                                          ----------    --------      ----------                      ----------
             VENDOR RGUPTA TOTALS:             79.00         .00           79.00                           79.00

SHEPP        Sheppard Riley Coughlin
 21506 JMC   02/27/96  02/27        N         769.00         .00          769.00      INV  02/29/96       769.00
 21507 JMC   02/27/96  02/27        N       3,123.00         .00        3,123.00      INV  02/29/96     3,123.00
 21508 JMC   02/27/96  02/27        N         354.00         .00          354.00      INV  02/29/96       354.00
 21510 JMC   02/27/96  02/27        N       1,996.00         .00        1,996.00      INV  02/29/96     1,996.00
                                          ----------    --------      ----------                      ----------
             VENDOR SHEPP TOTALS:           6,242.00         .00        6,242.00                        6,242.00

SIEMENS      Siemens Nixdorf, Inc.
 90001944    02/01/96  02/01        N     127,500.00         .00      127,500.00      INV  02/29/96   127,500.00
                                          ----------    --------      ----------                      ----------
             VENDOR SIEMENS TOTALS:       127,500.00         .00      127,500.00                      127,500.00

SNYDER       MARTIN SNYDER
 022796      02/27/96  02/27        N          99.97         .00           99.97      INV  02/29/96        99.97
                                          ----------    --------      ----------                      ----------
             VENDOR SNYDER TOTALS:             99.97         .00           99.97                           99.97

SPEAR        HEIDI SPEAR
 021996      02/19/96  02/19        N         697.23         .00          697.23      INV  02/29/96       697.23
                                          ----------    --------      ----------                      ----------
             VENDOR SPEAR TOTALS:             697.23         .00          697.23                          697.23

SPEEDYA      AMERICAN SPEEDY
 15049       02/07/96  03/08        N         233.12         .00          233.12      INV  02/29/96       233.12
 15050       02/07/96  03/08        N          52.40         .00           52.40      INV  02/29/96        52.40
 15059       02/09/96  03/10        N         237.56         .00          237.56      INV  02/29/96       237.56
 15071       02/09/96  03/10        N         568.70         .00          568.70      INV  02/29/96       568.70
 15096       02/14/96  03/15        N         526.26         .00          526.26      INV  02/29/96       526.26
 15113       02/16/96  03/17        N         321.93         .00          321.93      INV  02/29/96       321.93
 15120       02/19/96  03/20        N         266.74         .00          266.74      INV  02/29/96       266.74
 15137       02/21/96  03/22        N         154.35         .00          154.35      INV  02/29/96       154.35
 15141       02/21/96  03/22        N         306.23         .00          306.23      INV  02/29/96       306.23
 15160       02/22/96  03/23        N         249.11         .00          249.11      INV  02/29/96       249.11
 15166       02/23/96  03/24        N         280.77         .00          280.77      INV  02/29/96       280.77
 15168       02/24/96  03/25        N         149.63         .00          149.63      INV  02/29/96       149.63
 15170       02/23/96  03/24        N         438.69         .00          438.69      INV  02/29/96       438.69
 15174       02/26/96  03/27        N         107.52         .00          107.52      INV  02/29/96       107.52
                                          ----------    --------      ----------                      ----------
             VENDOR SPEEDYA TOTALS:         3,893.01         .00        3,893.01                        3,893.01

RUN DATE: 03/05/96 TO                                    BUSINESS@WEB, INC.                                PAGE: 8
SYS DATE: 03/05/96                                ACCOUNTS PAYABLE TRIAL BALANCE                           TIME: 09:38 AM
                                                         ALL OPEN INVOICES

DIVISION NO: 00 MAIN DIVISION
                                     E
VENDOR/       +-------DATES-------+  L       INVOICE   DISCOUNT       INVOICE     +-------TRANSACTION-------+   CHECK    CHECK
INVOICE NO.   INVOICE   DUE   DSCNT  D        AMOUNT    AMOUNT        BALANCE     TYPE  DATE           AMOUNT   NUMBER   DATE
TAKASHI       QUNIO TAKASHIMA
 022495       02/28/95  03/30        N        378.00      .00         378.00      INV  02/28/95        378.00
                                         -----------  -------    -----------                      -----------
              VENDOR TAKASHI TOTALS:          378.00      .00         378.00                           378.00

TRIUMPH       Triumph Technologies, Inc.
 7972         02/01/96  02/01        N      4,602.85      .00       4,602.85      INV  02/29/96      4,602.85
 7988         02/01/96  02/01        N      4,616.90      .00       4,616.90      INV  02/29/96      4,616.90
 8038         02/01/96  02/01        N      3,054.10      .00       3,054.10      INV  02/29/96      3,054.10
                                         -----------  -------    -----------                      -----------
              VENDOR TRIUMPH TOTALS:       12,273.85      .00      12,273.85                        12,273.85

UNITED        United Lithograph, Inc.
 078039       02/24/96  02/24        N      7,209.00      .00        7,209.00     INV  02/29/96      7,209.00
                                         -----------  -------    ------------                     -----------
              VENDOR UNITED TOTALS:         7,209.00      .00        7,209.00                        7,209.00

URS           URS INFORMATION SYSTEMS, INC.
 92146628     03/01/96  03/02        N     31,399.60      .00      31,399.60      INV  02/20/96     31,399.60
 92147370     02/13/96  03/14        N      2,584.95      .00       2,584.95      INV  02/29/96      2,584.95
                                         -----------  -------    -----------                      -----------
              VENDOR URS TOTALS:           33,984.55      .00      33,984.55                        33,984.55

VORE          BRANDON VORE
 022396       02/23/96  02/23        N        125.99      .00         125.99      INV  02/29/96        125.99
                                         -----------  -------    -----------                      -----------
              VENDOR VORE TOTALS:             125.99      .00         125.99                           125.99

WISE          Terry Wise
 021596       02/15/96  02/15        N      1,862.27      .00       1,862.27      INV  02/29/96      1,862.27
 021696       02/16/96  02/16        N      2,267.95      .00       2,267.95      INV  02/29/96      1,267.95
 022196       02/21/96  02/21        N        274.88      .00         274.88      INV  02/29/96        274.88
 022596       02/25/96  02/25        N      2,677.19      .00       2,677.19      INV  02/29/96      2,677.19
                                         -----------  -------    -----------                      -----------
              VENDOR WISE TOTALS:           7,082.29      .00       7,082.29                         7,082.29
                                         -----------  -------    -----------                      -----------
              DIVISION 00 TOTALS:        3081,987.36      .00    2961,322.36                      2961,522.36
                                         -----------  -------    -----------                      -----------
                   REPORT TOTALS:        3081,987.36      .00    2961,522.36                      2961,522.36
                                         ===========  =======    ===========                      ===========

                                 Schedule III

A. 16,204,545 Common Shares are issued and outstanding as of March 5, 1996:

      Sundar Subramaniam                 4,998,000  Common Shares
      Len Hafetz                           400,000  Common Shares
      James Nondorf                        100,000  Common Shares
      Legacy Investment Partnership      2,000,000  Common Shares
      J&S Limited Partnership            2,000,000  Common Shares
      Enamullah Khan                         2,000  Common Shares
      Isao Okawa                           200,000  Common Shares
      CSK Corporation                      200,000  Common Shares
      Klaus Besier                       1,440,000  Common Shares
      Harrington Trust Limited           4,864,545  Common Shares
        as Trustee of The Appleby Trust

B. 1,837,750 Common Shares are reserved for issuance upon exercise of outstanding option grants to employees and consultants under the 1995 Stock Plan; these options are subject to vesting (and the majority remain unvested).

C. Commitments to issue options for an aggregate of 302,000 Common Shares have been made to persons who have accepted employment offers.

D. The Company has agreed to issue and sell to Hewlett-Packard Company 180,506 shares of Series B Convertible Preferred Stock pursuant to a certain Series B Convertible Preferred Stock Purchase Agreement dated as of February 27, 1996.

E. In connection with the establishment of a credit facility with State Street Bank and Trust Company, the Company has agreed to issue to SSB Investments, Inc., an affiliate of such bank, a warrant for the purchase of 35,000 Common Shares on or before February 15, 2003 at an exercise price of $5.54 per share, and to extend with respect to such shares, piggy-back registration rights in connection with any Company registration of its securities (other than in its initial public offering).


PABOS:WEK:239980_1

                                  SCHEDULE IV

The Company is a party to the following Material Contracts:

1. The Company has an understanding with Klaus Besier, who was recently appointed chief executive officer of the Company, pursuant to which it has committed to develop, within three months, a performance bonus compensation arrangement with Mr. Besier under which Mr. Besier will, upon achievement of certain goals (to be mutually agreed upon by the Company and Mr. Besier), be entitled to bonus compensation. Mr. Besier's bonus targets are $400,000 for 1996, $1,000,000 for 1997 and $2,500,000 for 1998.

2. The Company grants incentive stock options and non-qualified options to its employees and consultants under the Company's 1995 Stock Plan.

3. The Company has entered into a series of related credit facilities with State Street Bank and Trust Company providing for aggregate borrowings of up to $5,000,000. The Company has granted State Street Bank and Trust Company a security interest in substantially all of the Company's assets to secure its obligations under such credit facilities.

4. The Company has agreed to issue securities of the Company to certain persons and entities identified on Schedule III hereto.

5. The Company has granted Hewlett-Packard Company a right of first offer with respect to any proposed sale by the Company of its equity securities to any company engaged in the manufacture of computer hardware.

6. The Company leases its offices at One Arsenal Marketplace, Watertown, Massachusetts under a 5-year lease expiring in 2001. The Company expects to lease office furniture from a commercial office supply company.

7. The Company has acquired intellectual property rights from the following sources:
          (a)  InterGroup Technologies, Inc. (VisualWare)
          (b)  Mentor Communications Ltd. (Logical Data Integrator)
          (c)  Mystic River Software Inc. (Softbridge Basic Language)
          (d)  Open Environment Corporation (Toolkit)
          (e)  VZ Corp. (object-oriented development platform)

      The Company has transferred intellectual property to the following entities:
          (a)  Open Environment Corporation (SAP customization software)
          (b)  Cambridge Executive Programme Ltd. (VZ development platform)

8. The Company has agreed to extend to SSB Investments, Inc. piggyback registration rights with respect to the shares of the Company's Common Stock issuable upon exercise of the warrant the Company has agreed to issue to SSB Investments, Inc.

9. The Company is a party to the following additional agreements involving more than $250,000 or continuing over a period of more than two years:
          (a)  The Weber Group public relations project
          (b)  Siemans Nixdorf master partnership
          (c)  Shell Oil business management project